One Group® Mutual Funds

Supplement dated December 14, 2004 to

One Group Equity Fund Prospectuses

Dated October 29, 2004

Changes to Fund Managers for Small Cap Value Fund and Strategic Small Cap Value Fund. The Fund Managers for the One Group Small Cap Value Fund and the One Group Strategic Small Cap Value Fund are changing. Effective January 1, 2005, the following information replaces the text under “The Fund Managers – One Group Small Cap Value Fund and One Group Strategic Small Cap Value Fund” in the Equity Fund Prospectuses:

One Group Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the One Group Small Cap Value Fund. Mr. Blum joined Banc One Investment Advisors in December 2004. In addition to his position at Banc One Investment Advisors, Mr. Blum has been a portfolio manager in J.P. Morgan Investment Management Inc.’s (“JPMIM”) U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JP Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl joined Banc One Investment Advisors in December 2004. In addition to his position at Banc One Investment Advisors, Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities include managing structured small-cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

One Group Strategic Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the One Group Strategic Small Cap Value Fund. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this supplement.

Portfolio Manager Compensation for New Fund Managers. The equity Portfolio Managers and research analysts described in this Supplement participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professionals manage. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio Manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

•	Research Analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

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